Exhibit 99.01

Mississippi Power Kemper County IGCC Project	Table of Contents	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through August 2015

Mississippi Power Kemper County IGCC Project	Project Costs and Summary Total Project(1)	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through August 2015

Table 1: Capped Plant Costs (in millions of dollars)

Cost Category	Current View	Variance from Previous Month	Actuals through August 2015	Confirmed Cost %
Land	$32.3	($0.0)	$32.3	100%
EPC	4,178.1	12.6	4,049.8	97%
Transmission	93.9	0.0	93.7	100%
Fuel Facilities	152.9	(0.3)	149.9	100%
Pre Commercial Operations	582.3	8.4	466.3	80%
CC & Related Assets Placed in Service - Non-Incremental (2)	23.4	0.0	14.4	62%
Project Development	68.7	0.0	64.5	94%
Start Up Fuel / Energy	40.2	(1.5)	9.3	23%
DOE CCPI2 Funding	(245.3)	0.0	(245.3)	
Ad Valorem	26.4	(0.4)	24.7	94%
Schedule Risk	60.0	0.0	0.0	
Contingency	43.3	(4.0)	0.0	
Total Plant (3)	5,056.3	15.0	4,659.8	
Deduction for Cap Exceptions (BC/FM/CIL) (4)	(55.9)	0.0	(55.9)	
Total Plant Subject to Cost Cap	$5,000.4	$15.0	$4,603.9	95%

Table 2: Exemptions and Exceptions (in millions of dollars)

Cost Category	Current View	Variance from Previous Month	Actuals through August 2015
Mine *(details on p.8)* (5)	$232.2	$0.0	$232.2
CO2 Pipeline	$109.1	$0.0	$103.5
Regulatory and Other Asset Accounts (6)	$187.0	($0.7)	$159.7
CC & Related Assets Placed in Service - Incremental (Net of Revenues) (7)	$13.8	($0.5)	$2.3
Project AFUDC - Non Mine (8)	$623.0	$0.2	$537.5
Process Development Allowance	$46.5	$0.0	$28.2
Beneficial Capital(4)	$47.6	$0.0	$47.6
Force Majeure(4)	$2.7	$0.0	$2.7
Change in Law(4)	$5.6	$0.0	$5.6
Total Exemptions and Exceptions	$1,267.4	($1.1)	$1,119.1

Table 3: Total Project Costs (in millions of dollars)

Cost Category	Current View
Total Plant Subject to Cost Cap (9)	$5,000.4
Total Exemptions and Exceptions	$1,267.4
Total Project Cost	$6,267.8
Amount in Excess of the Cost Cap	($2,120.4)
Total Amount Eligible for Recovery Under 2012 MPSC Order (10) (11)	$4,147.4

(1) Effective August 2015, Mississippi Power Company began expensing certain ongoing project costs that previously were being deferred as regulatory assets. These costs continue to be included in the current view of project costs in this report.

(2) Non-incremental operating and maintenance costs related to the combined cycle and associated common facilities placed in service in August 2014 that are subject to the $2.88 billion cost cap.

(3) Actual plant costs through August 2015 and current view cost include costs related to Beneficial Capital, Force Majeure and Change in Law.

(4) Reclassification of Beneficial Capital, Force Majeure, and Change in Law from Capped Plant Cost (table 1) current view and actual cost to Exemptions and Exceptions (table 2) through August 2015, as provided for in the 2012 MPSC order, subject to approval by the MPSC.

(5) The Liberty Mine was placed in service in June 2013. Construction costs incurred since that date are reported above as Mine costs. Operational costs incurred since the mine was placed in service are not included in this report. These costs are considered to be post-COD capital and fuel inventory costs and will be subject to MPUS and MPSC oversight in conjunction with the annual review of fuel costs.

(6) Effective August 2015, certain debt carrying costs (associated with certain assets placed in service and other non-construction work in progress accounts) that previously were deferred as regulatory assets are now being recognized through income; however, such costs continue to be included in the current view of project costs in this report. The equity return associated with assets placed in service and other non-construction work in progress accounts, as well as debt carrying costs recovered through wholesale rates, are not included in this report.

(7) Incremental operating and maintenance costs related to the combined cycle and associated common facilities placed in service in August 2014. This amount includes a credit for variable operating and maintenance expenses related to energy sales, net of station service.

(8) AFUDC related to the combined cycle and associated common facilities placed in service ceased in August 2014.

(9) Mississippi Power Company has revised its cost estimate subject to the cost cap for the Kemper IGCC to include approximately $15 million in cost increases primarily related to additional resources in support of startup and commissioning activities, as well as operational readiness.

(10) Total Amount Eligible for Recovery under 2012 MPSC Order is net of Mississippi Power Company's estimated loss as a result of exceeding the cost cap of $2.88 billion. This amount includes estimated costs through March 31, 2016, is based on information available through the filing date, and is subject to review and approval by the MPSC.

(11) Total Amount Eligible for Recovery Under 2012 MPSC Order includes the 15% undivided interest in the Kemper IGCC that was previously projected to be purchased by South Mississippi Electric Power Association (SMEPA). On May 20, 2015, SMEPA notified Mississippi Power Company of its termination of the asset purchase agreement and requested the return of a total of $275 million of deposits, which was returned with accrued interest on June 3, 2015. Mississippi Power Company is evaluating its alternatives related to the investment and related costs associated with the 15% ownership interest. The outcome of this matter cannot be determined at this time.

Major Items and Milestones Achieved

- The purchase of 2,968 acres for the plant site has been completed.
- Construction is complete for the nitrogen plant, water plant, water storage lake, administrative and electrical buildings, lignite storage dome, electrical ductbanks, concrete installation, structural steel, process piping installation, cable tray, tubing, and underground piping.
- The combined cycle was placed in service on natural gas on August 9, 2014.
- Construction is complete on the three 115kV line rebuild projects. The four new 230kV lines, one new 115kV line, and the mine service line are complete and energized. Construction is complete on eight substations and the Sweatt - Sykes fiber line.
- The treated effluent, natural gas, and CO_2 pipeline installations are 100% complete. Closeout activities remain on all three pipelines.
- Long term contracts have been signed for the sale of CO2, sulfuric acid, and ammonia. The CO2 contracts provide termination rights as Mississippi Power has not satisfied its contractual obligation to deliver captured CO2 by May 11, 2015. Since May 11, 2015, Mississippi Power has been engaged in ongoing discussions with its off-takers regarding the status of the CO2 delivery schedule as well as other issues related to the respective agreements.
- First Fire on natural gas of Gasifier "B" Startup Burner achieved on March 1, 2015 and First Fire on natural gas of Gasifier "A" Startup Burner achieved on March 2, 2015.
- Air Flow Testing - Train "A" was achieved April 6, 2015, and Air Flow Testing - Train "B" was achieved May 22, 2015.

Mississippi Economic Impact

- Mississippi workforce contributed 455 construction jobs in August for the Project. A total of 537 Mississippi companies have provided construction, equipment, material or professional services for the Project.

Overall Project Status

- Mississippi Power placed the combined cycle unit and associated common facilities portion of the Kemper IGCC in service on August 9, 2014. The remainder of the Kemper IGCC is expected to be placed in service in the first half of 2016.

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Mississippi Power Kemper County IGCC Project	Key Contracts over $10M	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through August 2015

Table 4: Key Contracts Over $10M

(in millions of dollars)	Issue Initial Inquiry	Award Date	Current View	Variance from Previous Month
Equipment and Material Contracts Over $10M *(Represents 92% of total equipment and material contracts)*	Dates in **BOLD** are actual dates; others are forecast dates		$1,482.5	($2.7)
Steam Turbine Generator	**Nov-07**	**Aug-08**		
Gas Turbines	**Dec-08**	**Aug-09**		
Heat Recovery Steam Generators	**Oct-09**	**Jun-10**		
Syngas Coolers	**Jan-10**	**May-10**		
Transport Gasifiers	**Jan-10**	**May-10**		
Fluid Bed Dryers	**Mar-10**	**Jul-10**		
Air Compressors	**Apr-10**	**Sep-10**		
Nitrogen Generation System	**Jun-10**	**Dec-10**		
Particulate Control Device (PCD) Systems	**Nov-10**	**Sep-11**		
Generator Step-up Transformers	**Jul-10**	**Jan-11**		
Station Service Transformers	**Jul-10**	**Dec-10**		
Coal Dense Phase Conveyors	**Sep-10**	**Nov-10**		
Coal Lock Vessels	**Aug-10**	**Jan-11**		
Water Treatment System	**Jul-10**	**Feb-11**		
Structural Steel	**Sep-10**	**Dec-10**		
Heat Exchangers	**Apr-10**	Multiple		
Chemical Reactors	**Jul-10**	Multiple		
Vessels	**Jun-10**	Multiple		
Heat Exchangers	**Jul-10**	Multiple		
Compressors	**Jun-10**	Multiple		
Catalyst	**Jul-10**	Multiple		
Pumps	**Jun-10**	Multiple		
Drums	**Jan-10**	Multiple		
Unit Chillers	**Jul-10**	Multiple		
Construction Piping	**Jun-10**	Multiple		
Instrumentation & Controls	**Oct-10**	Multiple		
Electrical	**Apr-11**	Multiple		
Transmission Line Structures	**May-11**	Multiple		
Construction Contracts Over $10M *(Represents 99% of total construction contracts)*	Dates in **BOLD** are actual dates; others are forecast dates		$1,899.0	$2.2
Cut and Fill Excavation	**Jul-10**	**Aug-10**		
Underground	**Nov-10**	**Jan-11**		
Concrete	**Nov-10**	**Jan-11**		
Gasifier General Contractor	**Apr-11**	**Jul-11**		
Combined Cycle General Contractor	**Oct-11**	**Dec-11**		
Water Lateral	**Jul-11**	**Sep-11**		
Architectural Buildings	**Feb-11**	Multiple		
Cooling Tower	**Feb-10**	**Sep-10**		
Insulation	**Jan-12**	**Jun-12**		
Field Erected Tanks	**Nov-10**	**Feb-11**		
Water Storage Pond	**Nov-11**	**Dec-11**		
Gas Clean-up & By Products	**Oct-11**	**Dec-11**		
Turbine Generator	**Nov-11**	**Dec-11**		
HRSG Erection	**Aug-11**	**Sep-11**		
Piling	**Sep-10**	**Dec-10**		
Ash Storage	**Nov-11**	**Dec-11**		
Total			$3,381.5	($0.5)

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Mississippi Power Kemper County IGCC Project	Project Updates	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through August 2015

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through August 2015

Economic Impact

Table 5: Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work
3 D Trucking	Louisville	Professional Service
3point Technologies	Columbus	Professional Service
4 County Electric Power Association	Columbus	Construction
A E Allen	Pass Christian	Construction
A&B Electric	Meridian	Professional Services
AA Calibration Services	Yazoo City	Professional Service
ABF Freight	Jackson	Material
Accu-Fab & Construction, Inc	Moss Point	Material
ADCO Companies Ltd	Brandon	Equipment
Advanced Mold Professionals LLC	Lake	Professional Service
AES Limited PC	Meridian	Construction
Aggreko Cooling Tower Service	Ridgeland	Equipment
Air Center of Mississippi	Jackson	Material
Air Management, LLC	Meridian	Construction
Air Tool Supply	West Point	Material
Airgas South	Meridian	Construction
AJA Management	Jackson	Professional Services
Al Covington / Bill Oubre	Meridian	Construction
All Brand Foods	Hattiesburg	Professional Services
All Clean Janitorial	DeKalb	Professional Services
All Safe Technologies	Gulfport	Professional Services
All Star Printing	Columbus	Materials
Almetek Industries Inc	Ridgeland	Material
American Controls	Amory	Material
American Fire & Safety	Laurel	Professional Services
American Forest Management	Meridian	Professional Services
American Rental	Philadelphia	Construction
American Supply Co Inc	Jackson	Material
Anderson Retail	Hattiesburg	Material
APAC Mississippi Inc	Jackson	Construction
Appraisal Group	Philadelphia	Professional Services
Appraisers Associated Ltd.	Meridian	Professional Services
Aquaterra Engineering LLC	Madison	Professional Services
Argus Analytical	Jackson	Professional Services
Asplundh Tree Expert Co	D'Iberville	Construction
Atwood Fence	Kosciusko	Construction
B Clean	Laurel	Professional Services
Baker Ready Mix	Louisville	Material
Balch & Bingham, LLP	Gulfport	Professional Services
Barnhart Crane & Rigging	Jackson	Construction
Bay Pest Control	Ocean Springs	Professional Services
Bayou Management Inc	Columbus	Professional Services
Bellavilla Community Club	Bailey	Construction
Bengal Resources and Associates, Inc.	Columbia	Professional Services
Betty Luke	Bailey	Professional Services
Bill Oakley Consulting Hydrologist, Inc.	Brandon	Professional Services
Bill's Trailer Sales	Ackerman	Materials
Black Brothers, Inc.	Ackerman	Construction
Blackwell Shepards Locksmith	Meridian	Professional Services
Blaine's Trailer Rental & Sale	Richland	Construction
BMI Environmental Services	Gulfport	Professional Services
Bonds of Love Ministries	DeKalb	Construction
Briggs Equipment	Jackson	Construction
Broadmoor Home	Meridian	Construction
Brown Printing Company	Meridian	Construction
Brown & Mitchell	Gulfport	Construction
Brunini	Jackson	Professional Services
Buckwalter Stadium Inc.	Meridian	Construction
Burford Electric Service, Inc	Columbus	Construction
Burkhalter Rigging Inc	Columbus	Construction
Burk's Aviation	Hattiesburg	Professional Services
Business Interiors	Jackson	Professional Services
Can't Be Beat Fencing	Perkinston	Construction
Capital Concrete Cutting Inc	Clinton	Materials
Capitol Hardware Company, Inc.	Jackson	Professional Services
Carter Miller Associates	Meridian	Professional Services
Cavco, Inc	Bailey	Construction
Central Culvert & Pipe	Philadelphia	Material
Central Mississippi Communications	Kosciusko	Professional Services
Central Office Supply	Kosciusko	Construction
Central Pipe Supply Inc	Jackson	Material
Chain Electric Co.	Hattiesburg	Construction
Chancellor Supply	Laurel	Material
Chet's Paint & Body Shop	Meridian	Professional Services
Chevron Products	Moss Point	Equipment
Chris Haynes Electric Supply	Jackson	Materials
Cintas Corporation	Jackson	Construction
Cintas FAS	Jackson	Professional Services
City of Meridian	Meridian	Professional Services
Cives Steel Co.	Rosedale	Material
Collins and Null	Hattiesburg	Professional Services
Collinsville Hardware	Meridian	Material
Columbus Rubber & Gasket	Columbus	Construction
Commercial Interiors	Long Beach	Professional Services
Complete Industrial Solutions LLC	Vancleave	Construction
Comsouth	Meridian	Professional Services
Consolidated Electrical Distributors Inc	Gulfport	Material
Consolidated Pipe & Supply Co	Pascagoula	Material
Contract Fabricators, Inc.	Holly Springs	Equipment
Cornett Bolt & Screw	Gulfport	Material
CSS Document Solutions	Meridian	Professional Services
CTC, Inc	Louisville	Material
Cuevas Auction, LLC	Picayune	Professional Services
Custom Creations and More	Meridian	Construction
D&E Construction Co Inc	Meridian	Construction
DACO LLC	Columbus	Professional Services
Daily Equipment Co Inc	Jackson	Construction
David L. Moon	Collinsville	Construction
Davidson Hauling & Constriction	Marion	Material
Davis Trailer	Moselle	Construction
Deep South Services LLC	Hickory	Material
Design Precast and Pipe	Gulfport	Construction
Dickerson Petroleum	Kosciusko	Construction
Ditch Witch of Mississippi	Pearl	Construction
Dixie Mat & Hardwood Co Inc	Sandy Hook	Material
Document Storage Solutions	Jackson	Construction
Doug Jones & Son Construction Co	Meridian	Construction
Douglas Inc.	Jackson	Professional Service
Dowdle Gas Company	DeKalb	Construction
Dr. David Lang, PhD	Starkville	Professional Services

continued on page 5

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through August 2015

Economic Impact *(continued from page 4)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work
DZ Atlantic	Moss Point	Equipment
E. Patrick Cassady & Associates Inc.	Gulfport	Professional Services
Earl Dudley Associated	Jackson	Construction
East Mississippi Electric Power Assoc.	Meridian	Construction
ECO Systems (now Allen Eng. & Science)	Jackson	Professional Services
Eddie Briggs, Attorney at Law	Madison	Professional Services
Educational Furniture & Equipment Co.	Meridian	Construction
Eley Guild Hardy Architects	Biloxi	Professional Services
Endom Welding & Trailer Repair	Ellisville	Construction
Engineering Plus	Meridian	Professional Services
Engineering Services	Jackson	Professional Services
Eutaw Construction	Aberdeen	Construction
F L Clayton Trust	Meridian	Construction
Faison Office Products Co LLC	Gulfport	Construction
Fastenal	Philadelphia	Material
FC&E Engineering LLC	Brandon	Professional Services
Ferguson Enterprises	Jackson	Equipment
Firestone	Meridian	Professional Services
Fish and Fisher	Jackson	Construction
Fluid Process & Pumps	Florence	Material
Forest Services, Inc.	Pelahatchie	Professional Services
Forestry Suppliers	Brandon	Construction
Fraley Dozer Service	Collins	Construction
Fulton Line Service	Preston	Construction
G & K Services	Jackson	Professional Services
G & O Supply Co. Inc.	Houston	Material
Gary G. Williams, Appraisals	Flowood	Professional Services
Genesis Telecommunications	Collinsville	Professional Services
GEO Products	Madison	Material
George's Auto Parts	Meridian	Construction
Geotechnical Engineering Assoc.	Ridgeland	Professional Services
Gipson Steel Inc	Meridian	Construction
Glass Inc.	Meridian	Material
Glassworx	Philadelphia	Material
Glenn Hollingsworth Enterprise LLC	Hickory	Construction
Glenn Machine Works	Columbus	Construction
Glover Young Walton & Simmons, PLLC	Meridian	Professional Services
Godwin Group	Jackson	Professional Services
Goforth Forest Management, Inc.	Meridian	Professional Services
GraRock Trucking	Macon	Construction
Greenway Construction	Wiggins	Construction
Gulf Coast Fence	Pascagoula	Construction
Gulf Office Systems Inc	Saucier	Professional Services
Gulf Sales & Supply	Pascagoula	Construction
Gulf South Survey & Environmental	Biloxi	Professional Services
H & H Chief Sales	Carthage	Construction
H & H Construction	Greenwood	Construction
H & P Leasing, Inc.	Flowood	Construction
Hampton & Associates Law Office	DeKalb	Professional Services
Hanson	Gulfport	Construction
Hargrove Engineers Constructors	Pascagoula	Professional Services
Havard Pest Control	Hattiesburg	Professional Services
HD Supply Waterworks LTD	Pearl	Material
Heartland Pump Rental & Sales Inc	Horn Lake	Construction
Heblon Heating & Air Conditioning	Meridian	Construction
Hemphill Construction	Florence	Construction
Henderson Steel Corp	Marion	Construction
Herring Gas Co Inc.	Philadelphia	Construction
Hi Grade Gin Corporation	Winona	Construction
Hilton Spears Custom Cabinets	Philadelphia	Construction
HJM Forest Resource Management	DeKalb	Professional Services
Holliday Construction	Poplarville	Construction
Holloway Termite & Pest Services	Meridian	Professional Services
Hooper Electronics	Pascagoula	Material
Hotel & Restaurant Supply	Meridian	Material
Howard Industries	Laurel	Equipment
HRD Safety	Jackson	Material
Hughes Brothers Inc	Jackson	Material
Ice Plant	Meridian	Construction
Industrial Commercial Fire Protection	Lucedale	Construction
Industrial Electric Motor Works Inc	Meridian	Professional Services
Industrial Machine & Manufacturing	Meridian	Professional Services
Industrial Steel Corp.	Jackson	Construction
Infolab, LLC	Clarksdale	Professional Services
Ivy Consulting	Quitman	Professional Services
J & J Contractors	Collinsville	Professional Services
J W Lee Company, Inc	Gulfport	Equipment
Jabez Group, LLC	Madison	Professional Services
Jackson Bolt & Screw	Jackson	Material
James Self Inc dba JSI Communication	Pearl	Material
JH Haynes Electric Co Inc	Gulfport	Professional Services
Joe McGee Construction	Lake	Construction
John B. Stewart Real Estate Appraiser	Canton	Professional Services
John C Stennis Memorial Hospital	DeKalb	Professional Services
John Fayard Moving & Warehousing, LLC	Gulfport	Materials
John's Welding	Meridian	Professional Services
Johnson Surveying	Collinsville	Professional Services
K. C. Garbage & Solid Waste	DeKalb	Construction
Kelly Services	Gulfport	Professional Services
Kemper Construction Supply	DeKalb	Material
Kemper County Landfill	DeKalb	Professional Services
Kemper County Messenger	DeKalb	Professional Services
Kemper Electric Supply	DeKalb	Material
Kennedy Construction	Meridian	Construction
Knesal Engineering Services, Inc.	Gulfport	Professional Services
Knowles Material Co	Jackson	Material
L & M Carpet Cleaning	Meridian	Professional Services
Lauderdale County Farm Supply	Meridian	Materials
Laurel Ford	Laurel	Equipment
Lawyers PLLC	Meridian	Professional Services
Layne Christenson	Jackson	Construction
LPK Architects	Meridian	Professional Services
Luke Printing Company	Meridian	Professional Services
Lyle Machinery Company	Jackson	Equipment
M G Dyess Inc	Bassfield	Construction
M&M Holdings	Kilmichael	Materials
Magnolia Steel Co, Inc.	Meridian	Professional Services
Mailroom Consultants	Jackson	Professional Services
Malouf	Greenwood	Construction
Mar-Com Comm, Inc.	Decatur	Construction

continued on page 6

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through August 2015

Economic Impact *(continued from page 5)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work	Company Name	City	Type of Work
Marion Water Department	Marion	Construction	Preformed Line Products Co	Ridgeland	Material
Mars Manufactured Homes	Meridian	Construction	Print Plus	Meridian	Professional Services
Martin Supply (MISCO)	Saltillo	Materials	Pritchard Engineering	Starkville	Professional Services
Martin Truck & Tractor	Columbus	Construction	Pro Turf, Inc.	Winona	Construction
Marvin's	Meridian	Material	Procall Services	Biloxi	Professional Services
Mary Joyce Angero	Meridian	Construction	Progressive Pipeline	Meridian	Construction
Max Floor Specialist	Brandon	Professional Services	ProModular	Jackson	Construction
McCrary Construction Services	Columbus	Construction	Provine Helicopter Service, Inc.	Greenwood	Professional Services
McElroy Plumbing & Heating	Meridian	Construction	Puckett Machinery Co	Jackson	Construction
Medical Foundation (Rush Hospital)	Meridian	Professional Services	Puckett Rents Inc	Jackson	Construction
MEI Electrical Inc	Philadelphia	Construction	Quality Welding & Fabrication	Columbia	Equipment
Melvin Chaney Jr Real Estate Appraiser	Madison	Professional Services	Ralph L. Morgan	Meridian	Material
Mercury Aviation Inc	Flowood	Professional Services	Richard R. Hite Appraisal, LLC	Canton	Professional Services
Meridian Community College	Meridian	Professional Services	Robert's Sewing Machine Parts	Meridian	Professional Services
Meridian Personnel Service	Meridian	Professional Services	Robinson Electric Supply Co Inc	Meridian	Material
Meridian Tire & Brake	Meridian	Professional Services	Roto-Rooter Sewer & Drain	Meridian	Professional Services
Micro Methods Laboratory Inc	Ocean Springs	Professional Services	RMKPC, Inc dba Orkin	Meridian	Professional Services
Mid South Welding	Meridian	Construction	Robine & Welch Machine & Tool Co.	Laurel	Construction
Mikropul	Iuka	Equipment	Rush Care	Meridian	Professional Services
Miller Enterprises	Hattiesburg	Construction	Ryan Motors Inc	Hattiesburg	Construction
MillerCo Inc.	Gulfport	Construction	S&S Welding	Ellisville	Professional Services
Milton's A/C Service	DeKalb	Construction	Sam Oswalt & Son, Inc.	Starkville	Construction
Mississippi Beverage Water, LLC	Meridian	Construction	Sanders Air & Heat	Meridian	Professional Services
Mississippi Department of Transportation	Jackson	Construction	Sanders Gas	Meridian	Construction
Mississippi Gauge & Supply, Inc.	Meridian	Materials	Sequel Electrical Supply	Meridian	Material
Mississippi State University	Starkville	Professional Services	Service Master	Marion	Professional Services
Missouth Vital Records	Meridian	Professional Services	Sherwin Williams	Meridian	Material
Mitchell Sign, Inc.	Meridian	Professional Services	Sign's Plus of Meridian	Meridian	Construction
MMC Material	Meridian	Construction	Singley Construction Co	Columbia	Construction
Modern Landscape Design	Meridian	Professional Services	Sirmon & Associates	Pelahatchie	Professional Services
Modular Space Corp	Jackson	Construction	Slay Steel Inc	Meridian	Material
Motion Industries	Meridian	Materials	South Mississippi Hydroseeding	Wiggins	Construction
Mowdy Cabinetry	Meridian	Professional Services	Southern Business Supply	Meridian	Construction
MSC Industrial	Meridian	Materials	Southern Chevrolet	DeKalb	Construction
Necaise Locksmith Service	Gulfport	Materials	Southern Colonel Homes Inc	Hattiesburg	Construction
Neel Schaffer	Jackson	Professional Services	Southern Hose & Industrial	Jackson	Material
Nehring	Ridgeland	Material	Southern Natural Resources, Inc.	Stewart	Professional Services
Newell Paper Company	Meridian	Materials	Southern Pine Electric	Taylorsville	Equipment
NGK Locke Inc	Ridgeland	Material	Southern Pipe & Supply Co Inc	Gulfport	Material
NL Carson	Carthage	Construction	Southern Surveyors Group LLC	Gulfport	Professional Services
North Mississippi Medical Center	Eupora	Professional Services	Southern Tire Mart	Meridian	Construction
Northwest Kemper Water Association	Preston	Construction	Southern Waste Disposal	Meridian	Construction
Office Furniture Jackson CIN	Ridgeland	Construction	SPCS Inc	Gulfport	Professional Services
Office Innovations	Ridgeland	Construction	Specialty Fencing	Meridian	Construction
ORR Safety Corp	Jackson	Material	Specialty Fuel	Kosciusko	Construction
Pac Services	Biloxi	Professional Services	Starkville Computers	Starkville	Construction
Patrick Allen Garage Door Co.	Meridian	Construction	Stevie Holiday	DeKalb	Professional Services
Pearson Services	Louisville	Construction	Stewart Environmental Construction	Tupelo	Construction
Perfect Touch Contractors LLC	DeKalb	Construction	Stribling Equipment	Jackson	Construction
Perma R Products	Grenada	Material	Strickland Companies	Columbus	Construction
Peterbilt Truck Center	Jackson	Construction	Structural Steel Services	Meridian	Material
Pettigrew Forestry Consultants	Kiln	Professional Services	Stuart C. Irby Co.	Meridian/Jackson	Material
Pickering & Associates	Jackson	Professional Services	Sturgis Mat	Ackerman	Material
Plan House Printing and Graphics	Tupelo	Professional Services	Sudden Service	Louisville	Construction
Powell Transportation	Columbia	Material	Sunbelt Equipment Marketing	Meridian	Construction

continued on page 7

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through August 2015

Economic Impact *(continued from page 6)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work
Sunbelt Insulation	Lucedale	Material
Sutton Lumber	Meridian	Material
Suzy Q Monogramming Screenprinting	Philadelphia	Construction
Swetman Security Service, Inc	Biloxi	Professional Service
System Scale	Jackson	Equipment
TK Stanley	Waynesboro	Material
Taylor Machine Works	Louisville	Construction
Tencarva Machinery	Jackson	Construction
Terracon Consultants	Madison	Professional Services
The 1869 Group LLC	Jackson	Construction
The Bolt Co dba Henderson Bolt	Meridian	Material
The McGinnis Lumber Company	Meridian	Material
The Service Company of Mississippi	Meridian	Professional Services
Thomas Refrigeration	Meridian	Professional Services
Threaded Fasteners	Gulfport	Material
Thomasson Company	Philadelphia	Construction
Tice Engineering	Wiggins	Professional Services
Tim Parker Construction	Soso	Construction
Timber Craft, Inc.	DeKalb	Professional Services
Tolbert Chevrolet	Philadelphia	Construction
Tooney's Tire Center	DeKalb	Professional Services
Town of DeKalb	DeKalb	Construction
Town of Marion	Marion	Construction
Traffic Control Products Company	Brandon	Construction
Tri-State Consulting Services	Philadelphia	Professional Services
Truckers Supply	Meridian	Construction
TST&E, LLC	Carriere	Construction
Tull Brothers	Meridian	Construction
U Save Car & Truck Rental	Meridian	Construction
Underwood Sales Inc	Ovett	Construction
United Fence	Meridian	Construction
United Rentals N.A. (formally RSC Eqmt)	Meridian	Construction
Vice Brothers Unlimited	Moss Point	Material
Vice Construction Co.	Moss Point	Construction
Vick's Paint & Body Shop	DeKalb	Professional Services
Volvo Rents	Hattiesburg	Construction
Vulcan	Laurel	Material
W G Yates & Sons Construction	Biloxi	Construction
W.L. Cook	Bailey	Professional Services
Walker Audio	Biloxi	Professional Services
Walley Forestry	Ellisville	Professional Services
Waring Oil Company LLC	Vicksburg	Material
Waste Management	Tupelo & Meridian	Professional Services
Waste Pro of MS	Meridian	Professional Services
Waters International	Meridian	Material
Waters Truck & Tractor	Kosciusko	Construction
Waterstone Business Strategies	Brandon	Professional Services
Watson Quality Ford	Jackson	Construction
Watt Equipment	DeKalb	Construction
Wilkerson Construction	DeKalb	Construction
William Clay	DeKalb	Construction
Woodall Electric Inc	Meridian	Professional Services
Woodstock Furniture	Meridian	Construction
Working Solutions	Meridian	Professional Services
Yard Services	Meridian	Professional Services

Total Mississippi Contracts - Tier 1 and Tier 2 (in millions of dollars)	**$1,683**
Total Mississippi Spend through August 2015 - Tier 1 and Tier 2 (in millions of dollars)	**$1,668**

Mississippi Workforce	**Plant**	**Mine**	**Total**
Construction Jobs	**455**	**0**	**455**
Plant/Mine Jobs	**208**	**114**	**322**

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Mississippi Power Kemper County IGCC Project	Liberty Mine Summary	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through August 2015

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